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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 26, 2004

                                County Bank Corp
             Michigan Commission file number 0-17482 EIN 38-0746239
                      83 W. Nepessing St. Lapeer, MI 48446
                                 (810) 664-2977


ITEM 9. REGULATION FD DISCLOSURE

         The Company completed the repurchase of 68,157 shares of its common stock at a per share price of $50.35 which included a 5% discount to the most recent available bid price at the time of the offer. The transaction was privately negotiated and involved a single seller.

Dated:  April 26, 2004

                                                 County Bank Corp.

                                        By:      /s/ Joseph H. Black
                                                 -----------------------------
                                                 Joseph H. Black
                                                 Treasurer and Chief Financial
                                                 Officer